Securities and Exchange Commission
                           Washington, D.C. 20549


                                FORM 8-K
                             CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 28, 1998
                                                  -----------------

                              Wellman, Inc.
            (Exact name of registrant as specified in its charter)


     Delaware                      0-15899               04-1671740
     --------                      -------               ----------
(State or other jurisdiction of (Commission            (I.R.S. Employer
incorporation or organization)   File Number)          Identification No.)

       1040 Broad Street, Shrewsbury, NJ                  07702
       ---------------------------------                  ------
   (Address of principal executive offices)             (Zip Code)






















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Item 5.  Other Events

     The registrant's press release dated October 28, 1998 with respect to its earnings for the quarter and the nine months ended September 30, 1998, attached hereto as Exhibit 99, is hereby incorporated by reference.

Item 7.  Financial Statements and Exhibits

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits

     Exhibit No.                 Description
     -----------                 -----------

        99                   Press release dated October 28, 1998
































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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    WELLMAN, INC.


Date: October 29, 1998              /s/ Mark J. Rosenblum
      ----------------              --------------------------
                                    Mark J. Rosenblum
                                    Chief Accounting Officer, Vice President
                                    and Controller


































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